SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                     FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                December 6, 1996
                Date of Report (Date of earliest event reported)



                                  AUTOZONE, INC.
             (Exact Name of Registrant as Specified in Its Charter)



                                     Nevada
                 (State or Other Jurisdiction of Incorporation)



    1-10714                                                   62-1482048
(Commission File Number)                                   (I.R.S. Employer
                                                          Identification No.)




                123 South Front Street, Memphis, Tennessee 38103
               (Address of Principal Executive Offices)(Zip Code)



                                (901) 495-6500
              (Registrant's Telephone Number, Including Area Code)


                               (Not applicable)
         (Former name or former address, if changed since last report)




Item 5. Other Events.

On December 6, 1996, the Company made the announcement in the Press Release at
Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1  Press Release dated December 6, 1996.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              AUTOZONE, INC.


Date:  December 6, 1996                       By:  /s/ Harry L. Goldsmith
                                              ---------------------------
                                                   Harry L. Goldsmith
                                                   Vice President &
                                                   Secretary